UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2022
Sprinklr, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40528	45-4771485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 West 35th Street 7th Floor New York, New York		10001
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (917) 933-7800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common stock, par value $0.00003 per share	CXM	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
On September 8, 2022, Sprinklr, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended July 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information contained in Item 2.02 in this report, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Changes

On September 8, 2022, the Company announced that Paul Ohls has been appointed to serve as the Company’s Chief Revenue Officer, effective as of October 1, 2022. Mr. Ohls will succeed Luca Lazzaron, who has made the decision to step down from the Chief Revenue Officer position, effective as of October 1, 2022. To assist in the transition to Mr. Ohls, Mr. Lazzaron will remain with the Company in an advisory role through December 31, 2022. Mr. Ohls, 49, has been with the Company since July 2018, most recently serving as Executive Vice President of Worldwide Sales and Success since May 2021. Previously, he served as the Company’s SVP, Americas. Prior to joining the Company, Mr. Ohls served as chief revenue officer at Tenfold, a LivePerson (LPSN) Company, from March 2017 to July 2018 and as the SVP of Americas Sales at Fuze (now 8x8, Inc.) from March 2015 to March 2017. Mr. Ohls holds a B.B.A. from Texas A&M University.

At the time of this report, the Company has not yet entered into any compensation, transition or severance arrangements with Mr. Lazzaron in connection with the announcement described above.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release dated September 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2022	Sprinklr, Inc.

	By:	/s/ Manish Sarin
Manish Sarin
Chief Financial Officer

3